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                                                                   EXHIBIT 10.16

                             MCAFEE ASSOCIATES, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN
                         (AS AMENDED ON JANUARY 20, 1997)

        1. Purpose. The McAfee Associates, Inc. 1994 Employee Stock Purchase Plan (the "PLAN") is established, effective August 1, 1994, to provide eligible employees of McAfee Associates, Inc., a Delaware corporation, and any successor corporation thereto (collectively, "MCAFEE ASSOCIATES"), and any current or future parent corporation or subsidiary corporations of McAfee Associates which the Board of Directors of McAfee Associates (the "BOARD") determines should be included in the Plan (collectively referred to as the "COMPANY"), with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of McAfee Associates. McAfee Associates and any parent or subsidiary corporation designated by the Board as a corporation included in the Plan shall be individually referred to as a "PARTICIPATING COMPANY." The Board shall have the sole and absolute discretion to determine from time to time what parent corporations and/or subsidiary corporations shall be Participating Companies. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE").

        The Company intends that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

        An employee participating in the Plan (a "PARTICIPANT") may withdraw such Participant's accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering (as defined below) therein at any time during a Purchase Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "PURCHASE RIGHT") which may or may not be exercised at the end of a Purchase Period.

        2. Administration. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

        3. Share Reserve. The maximum number of shares which may be issued under the Plan shall be one hundred fifty thousand (150,000) shares of McAfee Associates' authorized but unissued common stock (the "Shares"). In the event that any Purchase Right for any reason expires or is

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canceled or terminated, the Shares allocable to the unexercised portion of such
Purchase Right may again be subjected to a Purchase Right.

        4. Eligibility. Any employee of a Participating Company is eligible to participate in the Plan except the following:

               (a) employees who are customarily employed by the Company for twenty (20) hours or less per week;

               (b) employees who have not completed thirty (30) days of continuous employment with the Company as of the commencement of an Offering Period;

               (c) employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code.

        Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an "EMPLOYEE" of such Participating Company.

        5.     Offering Dates.

               (a) Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by offerings (individually, an "OFFERING") of approximately twelve (12) months duration (an "OFFERING PERIOD"). The first Offering shall commence on August 1, 1994 and end on July 31, 1995 (the "INITIAL OFFERING PERIOD"). Subsequent Offerings shall commence on February 1 and August 1 of each year and end on the first January 31 and July 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. Eligible employees may not participate in more than one Offering at a time. The first day of an Offering Period shall be the "OFFERING DATE" for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, McAfee Associates shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

               (b) Purchase Periods. Each Offering Period shall consist of two
(2) consecutive purchase periods of approximately six (6) months duration (individually, a "PURCHASE PERIOD"). The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on February 1 shall end on the next July 31. A Purchase Period commencing on August 1 shall end on the next January 31. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase


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Dates for such Purchase Periods. In the event the first and/or last day of a
Purchase Period is not a business day, McAfee Associates shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

               (c) Governmental Approval, Shareholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining an necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining shareholder approval of the Plan. Notwithstanding the foregoing, shareholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan's Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining shareholder approval of the Plan.

        6.     Participation in the Plan.

               (a) Initial Participation. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office not later than the close of business for such payroll office on the last business day before such Offering Date (the "SUBSCRIPTION DATE") a subscription agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company's payroll office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. McAfee Associates may, from time to time, change the Subscription Date as deemed advisable by McAfee Associates in its sole discretion for proper administration of the Plan.

               (b) Continued Participation. A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (i) ceases to be eligible as provided in paragraph 4, (ii) withdraws from the Plan pursuant to paragraph 11(b) or (iii) terminates employment as provided in paragraph 12. If a Participant is automatically withdrawn from an Offering at the end of a Purchase Period of such Offering pursuant to paragraph 11(d), then the Participant shall automatically participate in the Offering Period commencing on the next business day. If a Participant automatically may participate in a subsequent Offering Period pursuant to this paragraph 6(b), then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

        7. Right to Purchase Shares. Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole Shares arrived at by dividing Twenty-Five Thousand Dollars ($25,000) by the fair market value of a share of the common stock of McAfee Associates on the Offering Date of such



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Offering Period; provided, however, that such number shall not exceed five thousand (5,000) Shares. The fair market value of such share shall be determined in accordance with paragraph 8 below. Shares may only be purchased through a Participant's payroll withholding pursuant to paragraph 9 below.

        8. Purchase Price. The purchase price at which Shares may be acquired in a given Purchase Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of the Offering Period of which the Purchase Period is a part, or (b) the fair market value of the Shares on the Purchase Date for such Purchase Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for each Purchase Period in that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares on the given Purchase Date. The fair market value per share of the common stock of McAfee Associates on any relevant date shall be the closing price (or the mean of the closing bid and asked prices if such stock is so quoted instead) of the common stock of McAfee Associates quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or as reported on such other national or regional securities exchange or market system constituting the primary market for such stock, or as determined by the Board ff such stock is not so reported. If the relevant date does not fall on a day on which the common stock of McAfee Associates is quoted on NASDAQ or such other national or regional securities exchange or market system, the date on which the fair market value per share of such stock shall be established shall be the last day on which the common stock of McAfee Associates was so quoted prior to such relevant date.

        9. Payment of Purchase Price. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participan's "COMPENSATION" with respect to an Offering shall include all amounts paid in cash and includable as "wages" subject to tax under section 3101(a) of the Code without applying the dollar limitation of section 3121(a) of the Code. Accordingly, Compensation shall include, without limitation, salaries, commissions, bonuses, overtime, and salary deferrals under section 401(k) of the Code. Notwithstanding the foregoing, Compensation shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

               (a) Election to Decrease or Stop Withholding. During an Offering Period, a Participant may elect to decrease the amount withheld or stop withholding from his or her Compensation by filing an amended subscription agreement with the Company on or before the "CHANGE NOTICE DATE." The "CHANGE NOTICE DATE" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may



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change such Change Notice Date from time to time. A Participant may not elect to increase the amount withheld from the Participant's Compensation during an Offering Period.

               (b) Limitations on Payroll Withholding. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall not exceed fifteen percent (15%) of the Participant's Compensation for such pay period. Amounts shall be withheld in whole percentages only. Notwithstanding the foregoing, the Board may change the limits on payroll withholding effective as of a future Offering Date, as determined by the Board. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

               (c) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

               (d) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. AR payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

               (e) No Interest Paid. Interest shall not be paid on sums withheld from a Participant's Compensation.

               (f) Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant's Purchase Right. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

               (g) Return of Cash Balance. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Purchase Period or Offering Period.

               (h) Tax Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares, respectively. The



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Company may, but shall not be obligated to, withhold from the Participant's
Compensation the amount necessary to meet such withholding obligations.

               (i) Company Established Procedures. The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, (v) the date(s) and manner by which the fair market value of the Shares is determined for purposes of administration of the Plan and/or (vi) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

               (j) Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

        10.    Limitations on Purchase of Shares, Rights as a Stockholder.

               (a) Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of section 423 of the Code sponsored by McAfee Associates or a parent or subsidiary corporation of McAfee Associates) at a rate which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

               (b) Pro Rata Allocation. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

               (c) Rights as a Shareholder and Employee. A Participant shall have no rights as a shareholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.



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        11.    Withdrawal.

               (a) Withdrawal From an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, ff a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Shares acquired by the Participant in such Purchase Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in an Offering at any time upon withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

               (b) Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company's payroll office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date for a Purchase Period shall not affect Shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

               (c) Return of Payroll Deductions. Upon withdrawal from an Offering or the Plan pursuant to paragraphs 11(a) or 11(b), respectively, the withdrawn Participant's accumulated payroll deductions which have not been applied toward the purchase of Shares shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering and/or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

               (d) Automatic Withdrawal From an Offering. If the fair market value of the Shares on a Purchase Date of an Offering (other than the last such Purchase Date) is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant shall automatically (i) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period and (ii) be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this paragraph 11(d) by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

               (e) Limitation Following Cessation of Participation by Certain Employees. Notwithstanding any provision herein to the contrary, an employee shall be prohibited from again



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participating in the Plan for at least six months after the date on which such employee is deemed to "cease participation" in the Plan (as defined below) if such employee is:

                      (1) an officer or director of the Company subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); and

                      (2) deemed to have "CEASED PARTICIPATION" in the Plan within the meaning of Rule 16b-3, promulgated under the Exchange Act, as amended from time to time or any successor rule or regulation ("RULE 16B-3") as a consequence of such employee's election to (i) withdraw from an Offering pursuant to paragraph 11(a) above, (ii) withdraw from the Plan pursuant to paragraph 11(b) above, or (iii) stop or decrease to a nominal level the amount withheld from such employee's Compensation pursuant to paragraph 9(a) above.

               (f) Waiver of Withdrawal Right. The Company may, from time to time, establish a procedure pursuant to which a Participant may elect (an "IRREVOCABLE ELECTION"), at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in such Participant's Plan account as of such Purchase Date applied to purchase shares under the Plan, and (1) to waive such Participant's right to withdraw from the Offering or the Plan and (2) to waive such Participant's right to increase, decrease, or cease payroll deductions under the Plan from such Participant's Compensation during the Offering Period ending on such Purchase Date. An Irrevocable Election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to be first effective.

        12. Termination of Employment. Termination of a Participant's employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in-the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above.

        13. Transfer of Control. A "TRANSFER OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the McAfee
Associates:

               (a) the direct or indirect sale or exchange by the shareholders of McAfee Associates of all or substantially all of the stock of McAfee Associates where the shareholders of McAfee Associates before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of McAfee Associates after such sale or exchange;



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

               (b) a merger or consolidation where the shareholders of McAfee Associates before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of McAfee Associates after such merger;

               (c) the sale, exchange, or transfer of all or substantially all of McAfee Associates' assets (other than a sale, exchange, or transfer to one
(1) or more subsidiary corporations (as defined in paragraph 1 above) of McAfee Associates); or

               (d) a liquidation or dissolution of McAfee Associates.

        In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the Acquiring Corporation.

        14. Capital Changes. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger (including a merger effected for the purpose of changing McAfee Associates' domicile), sale of assets or other reorganization, appropriate adjustments shall be made by the Company in the securities subject to purchase under a Purchase Right the Plan's share reserve, the number of shares subject to a Purchase Right, and in the purchase price per share.

        15. Non-Transferable. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such Shares.

        16. Reports. Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g) above, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company's common stockholders. Notwithstanding the preceding sentence, at any such time as securities offered or sold pursuant to the Plan are required to be qualified pursuant to the California Corporations Code, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available annually to the Participants.



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

        17. Plan Term. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued or until ten (10) years from the date the Plan is adopted, whichever shall first occur.

        18. Restriction on Issuance of Shares. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

        19. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal and/or state securities restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

        THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER THE EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE _______, 19__. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."


        20. Notification of Sale of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. ne Company may require that until such time as a Participant disposes of shares



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

acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing Shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

        21. Amendment or Termination of the Plan. The Board may at any time amend or terminate the Plan, except that (i) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (ii) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to
Section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the shareholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies. Furthermore, the approval of the Company's shareholders shall be sought for any amendment to the Plan for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3.

        IN WITNESS WHEREOF, the undersigned Secretary of McAfee Associates, Inc. certifies that the foregoing McAfee Associates, Inc. 1994 Employee Stock Purchase Plan was duly adopted by the Board of Directors of McAfee Associates on April 14, 1994 and amended on January 20, 1997 by the Board of Directors of MacAfee Associates.



                                         ---------------------------------------
                                         Secretary

                             MCAFEE ASSOCIATES, INC.
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

[ ]     Original Application
[ ]     Change in Percentage of Payroll Deductions

        I hereby elect to participate in the 1994 Employee Stock Purchase Plan (the "PLAN") of McAfee Associates, Inc. (the "COMPANY") and subscribe to purchase shares of the Company's common stock as determined in accordance with the terms of the Plan.

        I hereby authorize payroll deductions in the amount of percent (in 1% increments not exceeding 15%) of my compensation from each paycheck throughout the "OFFERING PERIOD" (as defined in the Plan) in accordance with the terms of the Plan. ("COMPENSATION" for purposes of the Plan includes salaries, commissions, bonuses, overtime and salary deferrals under Section 401(k) of the Internal Revenue Code but excludes reimbursements of expenses, allowances and certain other amounts described in the Plan.) I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the last day of each Purchase Period unless I withdraw from the Plan or from the Offering by giving written notice to the Company or unless I terminate employment.

        I further understand that I will automatically participate in each subsequent Offering which commences immediately after the last day of an Offering in which I am participating under the Plan until such time as I file with the Company a notice of withdrawal from the Plan on such form as may be established from time to time by the Company or I terminate employment.

        Shares purchased for me under the Plan should be issued in the name set forth below. (I understand that Shares may be issued either in my name alone or together with my spouse as community property or in joint tenancy.)

               NAME:
                    ------------------------------------------------------------

               ADDRESS:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

               MY SOCIAL SECURITY NUMBER:
                                         ---------------------------------------

        I hereby authorize withholding from my compensation in order to satisfy the foreign, federal and state tax withholding obligations, ff any, which may arise upon my purchase of shares under the Plan and/or upon my disposition of shares I acquired under the Plan. Unless otherwise permitted by the Company, I hereby agree that until I dispose of the shares, I will hold all shares I acquire under the Plan in the name entered above (and not in the name of any nominee) for at least two (2) years from the first day of the Offering Period in which, and at least one (1) year from the Purchase Date on which, I acquired such shares. I further agree that I will promptly notify the Chief Financial Officer of the Company in writing of any transfer of such shares prior to the end of the periods referred to in the preceding sentence.

        I am familiar with the terms and provisions of the Plan and hereby agree to participate in the Plan subject to all of the terms and provisions thereof I understand that the Board of Directors of the Company reserves the right to amend the Plan and my right to purchase stock under the Plan as may be necessary to qualify the Plan as an employee stock purchase plan as defined in section 423 of the Internal Revenue Code of 1986, as amended, or to obtain qualification or registration of the Company's common stock to be issued out of the Plan under applicable foreign, federal and state securities laws. I understand that the effectiveness of this subscription agreement is dependent upon my eligibility to participate in the Plan.


Date:                      Signature:
     --------------                      ---------------------------------------

                           Name Printed:
                                         ---------------------------------------

                             MCAFEE ASSOCIATES, INC.
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

        I hereby elect to withdraw from the current offering (the "Current Offering") of the common stock of McAfee Associates, Inc. (the "Company") under the Company's 1994 Employee Stock Purchase Plan (the "Plan").

        MAKE ONE ELECTION UNDER SECTION A AND ONE ELECTION UNDER SECTION B:

A. Current Offering. As to my participation in the current purchase period (the "CURRENT PURCHASE PERIOD") of the Current Offering under the Plan, I elect as follows (check one):

         1.    I elect to terminate my participation in the Current Purchase
-------        Period immediately.

               I hereby request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall not be used to purchase shares on the last day of the Current Purchase Period. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering.

         2.    1 elect to terminate my participation in the Current Offering
-------- following my purchase of shares on the last day of the Current Purchase Period.

               I hereby request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall be used to purchase shares on the last day of the Current Purchase Period. I understand that this election will terminate my interest in the Current Offering immediately following such purchase. I request that any cash balance remaining in my account under the Plan after my purchase of shares be returned to me as soon as practicable.

        I understand that if no election is made as to participation in the Current Offering under the Plan, will be deemed to have elected to participate in the Current Offering.

B. Future Offerings. As to my participation in future offerings of common stock under the Plan, I elect as follows

(check one):

         1.    I elect to participate in future offerings under the Plan.
-------
               I understand that by making this election I win participate in the next offering under the Plan commencing subsequent to the Current Offering, and in each subsequent offering commencing immediately after the last day of an offering in which I participate, until such time as I elect to withdraw from the Plan or from any such subsequent offering. (However, if I am subject to Section 16 of the Securities Exchange Act of 1934, 1 understand that I may be prohibited from again participating in future offerings for at least six months from the date of my withdrawal. See applicable provisions of the Plan.)

         2.    I elect not to participate in future offerings under the Plan.
-------
               I understand that by making this election I terminate my interest in the Plan and that no further payroll deductions will be made unless I elect in accordance with the Plan to become a participant in another offering under the Plan.

        I understand that if no election is made as to participation in future offerings under the Plan, I will be deemed to have elected to participate in such future offerings.


Date:                      Signature:
     --------------                      ---------------------------------------

                           Name Printed:
                                         ---------------------------------------

                             MCAFEE ASSOCIATES, INC
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                         IRREVOCABLE ELECTION BY OFFICER

        I, _________________, am a participant in the McAfee Associates, Inc. 1994 Employee Stock Purchase Plan (the "PLAN"). In order to exempt my future purchasers) of common stock under the Plan from the "SHORT-SWING" profit recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), I declare as follows:

        1.     Term.

               (a) The Term of this Election (the "TERM") will commence either immediately or on the first day of the purchase period under the Plan beginning on or after the date of this Election and ending at least six (6) months after the date of this Election, as indicated below. The Term will end six (6) months after the date on which I deliver to the Company a written revocation of this Election on a form approved by the Company.

        Check one:

                 The Term will commence on the first day of the purchase period
        ------   beginning:


                 -----------------------
                      (Enter Date)

                 The Term will commence immediately.
        ------

               (b) I understand that any purchase I make under the Plan less than six (6) months after the date of this Election or at any other time that this Election is not in force may not be exempt from Section 16(b) of the Exchange Act. I understand that any such purchase will be exempt from Section 16(b) only if I hold the shares I acquire in such purchase for at least six months after the date of purchase.

        2. Election. I IRREVOCABLY ELECT, for the duration of the Term, to have all payroll deductions accumulated in my account under the Plan as of each purchase date applied to purchase whole shares of common stock in accordance with the terms of the Plan and my current subscription agreement. Furthermore, I waive any and all rights I may have under the Plan or my subscription agreement to increase or decrease the rate of payroll deductions set forth in my current subscription agreement, to voluntarily cease such payroll deductions, or to withdraw from the Plan or any offering period or purchase period under the Plan.

        3. Indemnification. The Company will not be required to carry out any instruction I may give to the Company, purporting to be effective at any time during the Term, which is contrary to this Election. Notwithstanding the foregoing, the Company shall have no liability to me, and I hereby agree to indemnify and hold the Company harmless with respect to, any consequence arising from the Company's compliance with any instruction that I may give, including, without limitation, any cost, liability or penalty I may incur pursuant to any federal or state income tax or securities law or regulation.


Date:
      ----------------             ---------------------------------------------
                                   (Signature)

                             MCAFEE ASSOCIATES, INC
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                                  REVOCATION OF
                               ELECTION BY OFFICER

        I, _____________________________, hereby revoke my Election, dated
_________________________ 199__, with respect to my participation in the McAfee Associates, Inc. 1994 Employee Stock Purchase Plan. I understand that this Revocation will become effective six (6) months after the date on which this Revocation is delivered to the authorized representative of the Company.


Date:
      ----------------             ---------------------------------------------
                                   (Signature)


RECEIVED BY:


                                   MCAFEE ASSOCIATES, INC.
                                   AUTHORIZED REPRESENTATIVE


Date:
      ----------------             ---------------------------------------------
                                   (Signature)


                                   ---------------------------------------------
                                   (Name Printed)